Research Agreement
Mediphotonics Development Co LLC and Research Foundation CUNY

Exhibit 99.1 INVESTMENT RESEARCH GROUP (IRG) MEDISCIENCE AGREEMENT dated April 1, 2005 by and between the REGISTRANT and (IRG)

Date: April 1, 2005


Section 1.  Services to be Rendered.
            -----------------------

The purpose of this letter is to set forth the terms and conditions on which The Investor Relations Group, Inc. (IRG) agrees to provide Mediscience Inc. (the "Company") investor relations and public relations services. These services may include, but are not limited to: overall management of the corporate communications program; designing a corporate fact sheet that can readily be mass produced for distribution to brokers, analysts, and other industry personnel; securing one-on-one and group appointments with industry professionals for presentations by, for, and about Company management; targeted mailings; assistance with compiling promotional materials; writing and editing news releases and other corporate materials; advice on packaging the Company story; writing pitch letters to and solicitation of the appropriate media and press; syndicated stories; and, daily update reports.

Section 2.  Fees.
            ----

The Company shall pay to IRG for its services hereunder including investor relations and public relations services a maintenance fee of $10,000 per month
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for an initial term of six months and renewable for a term of 12 months based
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upon mutually agreed upon achieved benchmarks (to be determined within 30 days of this agreement) and beginning April 1, 2005. Additionally, for this
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Agreement, the Company agrees to deliver to IRG 100,000 SEC legend Rule 144 restricted shares. 30,000 shares shall be issued in the name of John G. Nesbett;
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70,000 shares shall be issued in the name of Diane Griesel . An additional
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100,000 shares will be issued (30,000 shares to Nesbett and 70,000 shares to
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Griesel) immediately upon the joinjtly agreed renewal date.
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     Fees are payable on or before the 1st day after the beginning of each month which occurs during the Engagement Period. Unless other arrangements have been made and agreed upon in writing, lack of payment for services rendered by the 5th of the month will be considered default of this agreement, and IRG shall be entitled to cease all services on behalf of the Company until such time as payment in full of amounts due is made. IRG's exclusive remedy for any such default shall be an action to recover fees accrued to IRG before ceasing services on behalf of the Company.

Section 3.

Expenses. In addition to all other fees payable to IRG hereunder, the Company
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hereby agrees to reimburse IRG for all reasonable out-of-pocket expenses incurred in connection with the performance of services hereunder. These out-of-pocket expenses shall include, but are not limited to: telephone, photocopying, postage, messenger service, clipping service, maintaining mailing lists, information retrieval service, wire services, monitoring advisory service, all production costs for press releases including paper, envelopes, folding, insertion and delivery to the post office, all reasonable travel and entertainment expenses, and all reasonable meeting expenses including rental of audio/visual equipment. No individual expenses over $500 will be expended
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                               Research Agreement
Mediphotonics Development Co LLC and Research Foundation CUNY

without first notifying the Company. The Company agrees to remit upon the
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signing of this agreement a check for $2,500 to be placed on deposit with IRG
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and credited to the Company against expenses incurred. Once the initial expense
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deposit is depleted, IRG will bill the Company on a monthly basis for incurred expenses and the expenses will be paid upon receipt.

Section 4. Indemnification.
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The Company and IRG agree to defend, indemnify and hold each other, their affiliates, stockholders, directors officers, agents, employees, successors and assigns (each an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever (including, without limitation, reasonable attorneys' fees) arising solely from the Company's or IRG breach of their obligations, warranties and representations under this Agreement. It is recognized and agreed by IRG and the Company that neither party shall have any liability hereunder to any Indemnified Person arising from the other party's intentional negligence or willful misconduct. It is further agreed that the foregoing indemnity shall be in addition to any rights that either party may have at common law or otherwise, including, but not limited to, any right to contribution.

Section 5. Term of Agreement and Guarantee of Satisfaction.
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(a) The engagement of IRG under the provisions of this agreement shall continue until notice of termination is received. (b) The Company may terminate IRGs engagement hereunder, with or without cause, immediately at any time during this agreement. Any fees accrued to IRG prior to cancellation will be payable immediately. (c) IRG may terminate its engagement hereunder, with or without cause, at any time during this agreement. The obligations of the Company and IRG under Sections 1, 7, 4, 6, 8 and 11 shall survive termination or breach of this agreement, with or without cause, by either party.

Section 6.  Severability.
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In case any provision of this letter agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

Section 7.   Confidentiality
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a.) Mediscience Technology Corp may wish, from time to time, in connection with work contemplated under this Agreement, to disclose confidential information to IRG ("Confidential Information"). IRG will use reasonable efforts to prevent the disclosure of any of such Confidential Information to third parties for a period of seven (7) years from receipt thereof. The recipient may acquire information
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that pertains to the discloser's processes, equipment, programs, developments, or plans that is both (i) disclosed or made known by the disclosure to the recipient and (ii) identified in writing as "proprietary" by the disclosure. IRG agrees not to disclose any Confidential Information to third parties or to use any Confidential Information for any purpose other than performance of the

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                               Research Agreement
Mediphotonics Development Co LLC and Research Foundation CUNY

services contemplated by this Agreement, without prior written consent of the Company.

b). Confidential Information subject to paragraph 4(b) does not include information that

     (i) is or later becomes available to the public through no breach of this Agreement by IRG

     (ii) is obtained by IRG from a third party who had the legal right to disclose the information to IRG (iii) is already in the possession of IRG on the date this Agreement becomes effective;

     (iv) is independently developed by IRG or

     (v) is required to be disclosed by law, government regulation, or court order. In addition, Confidential Information subject to paragraph 4(b) does not include information generated by IRG unless the information (i) is generated as a direct result of the performance of consulting services under this Agreement.

Section 8. Descriptive Headings and Governing Law and Consent to Jurisdiction.
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The descriptive headings of the several paragraphs of this agreement are inserted for convenience only and do not constitute a part of this agreement. This agreement contemplated and described performance is intended to be performed in the State of New York and shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws. Mediscience Technology Corp. and IRG hereby agree to submit any and all disputes to binding arbitration in New York City with the American Arbitration Association for full, final and binding resolution.

Section 9.  Other Services.
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If the Company desires additional services not included in this agreement, any such additional services shall be covered by a separate agreement between the parties hereto.

Section 10.  Notices
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To:  Mediscience Technology Corp. Peter Katevatis Chairman/CEO 1235 Folkstone
     Way Cherry Hill NJ 08034

To: IRG attn: Diane Griesel, Ph.D., Chairman & CEO.11 Stone Street, 3th Floor, New York, NY 10004,

Section 11. Competition
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IRG represents to Mediscience Technology Corp. that IRG does not have any agreement to provide consulting services (paragraph 1 infra) to any other party, firm, company or project on matters relating the scope and/or particulars of this Mediscience Technology Corp. project consultancy, (see: Corporate product development description attached and incorporated herein by reference as Exhibit
A) and will not enter into any such agreement during the term of this Agreement.

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                               Research Agreement
Mediphotonics Development Co LLC and Research Foundation CUNY

Section 12. Miscellaneous
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     a. This Agreement shall inure to the benefit of and be binding upon the respective heirs, executors, successors, representatives, and assigns of the parties, as the case may be.

     b. The relationship created by this Agreement shall be that of independent contractor, and the Consultant shall have no authority to bind or act as agent for the Company or its employees for any purpose.

     c. This Agreement replaces all previous agreements and the discussions relating to the subject matters hereof and constitutes the entire agreement between the Company and IRG with respect to the subject matters of this Agreement. This Agreement may not be modified in any respect by any verbal statement, representation, or agreement made by any employee, officer, or representative of Mediscience Technology Corp., or by any written documents unless it is signed by an authorized officer of Mediscience Technology Corp. and by IRG.

In witness whereof, the Parties have caused there duly authorized representative to execute this Research Agreement as of the above written date.


/s/ Diane Griesel
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Diane Griesel
Founder & Chairman The Investor Relations Group, Inc. (IRG)
Date: April 1, 2005



/s/ Peter Katevatis Chairman
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Peter Katevatis Chairman/CEO Mediscience Technology corp.
Date April 1, 2005

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                               Research Agreement
Mediphotonics Development Co LLC and Research Foundation CUNY

     EXHIBIT A----- "Source" is in all references below Mediscience Technology corp.


"Confidential Information" means all proprietary and non-proprietary information
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of Source and/or/from Source's Parties (as defined below), in whatever medium, whether now or during the term hereof developed by source or through source agents or contract parties e.g INFO TONICS RESEARCH, CUNY and or RFCUNY/ Dr. Alfano Spectroscopy Lab.; various medical institutional clinical relationships presently existing and/or to be established by Source through this agreement, owned, established or acquired by Source and/or Source's Parties, including without limitation all data, information, shop knowledge, product component lists, technology patented or not, medical referrals and business relationships, present or prospective and/or contacts including, without limitation, names, addresses, telephone numbers and business affiliations, pertaining to Source and/or Source's Parties, and any and all information and data in regard to which IRG or IRG's Parties (as defined below) that is received by oral written notice from Source or Source's Parties that same is confidential, secret or proprietary. Including but not limited to Mediscience Technology Corp. (source)
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Confidential Information that relates to optical biopsy, optical spectroscopy &
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optical mammography including but not limited to all shop knowledge, know-how, prototypes at RFCUNY together with all MTC Intellectual property issued or in legal process with patent counsel/ US and/or World Wide Patent Offices.